 As filed with the Securities and Exchange Commission on October 12, 2000
                                           Registration Statement No. 333-11292

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                 ------------

                             AMENDMENT NO. 3
                                      TO
                                 Forms S-4/F-4
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933

                                 ------------
                              ASAT (Finance) LLC
                                   (Issuer)
            (Exact Name of Registrant as Specified in Its Charter)

        Delaware                     3674                  Not applicable
     (State or other           (Primary Standard          (I.R.S. Employer
     jurisdiction of              Industrial           Identification Number)
    incorporation or          Classification Code
      organization)                 Number)

                                 ------------

    c/o Corporation Trust Center                       James Healy
         1209 Orange Street                            ASAT, Inc.
     Wilmington, Delaware 19801                   46335 Landing Parkway
            United States                       Fremont, California 94338
           (302) 658-4205                             United States
  (Address and telephone number of                   (510) 249-1222
  Registrant's principal executive         (Name, address and telephone number
               office)                      of agent for service of process)

                                 ------------
                                  Copies to:
                              Anthony Root, Esq.
                      Milbank, Tweed, Hadley & McCloy llp
                             30/F Alexandra House
                                16 Chater Road
                              Central, Hong Kong
                             (011) (852) 2971-4888

                                 ------------
Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) of the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                         Proposed
                                           Proposed      Maximum
  Title of Each Class of      Amount       Maximum      Aggregate    Amount of
     Securities to be         to be     Offering Price   Offering   Registration
        Registered          Registered   Per Note(1)   Price(1)(2)     Fee(3)
--------------------------------------------------------------------------------
12.5% Senior Notes due
 2006....................  $155,000,000    95.984%     $148,775,200   $39,277
--------------------------------------------------------------------------------
Guarantees of
 guarantors(/4/).........       --            --            --           --
--------------------------------------------------------------------------------
  Total..................       --            --            --        $39,277
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Exclusive of accrued interest, if any.
(3) Calculated pursuant to Rule 457(f)(1).
(4) No separate consideration will be received for the guarantees.
                                 ------------
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      ADDITIONAL REGISTRANTS (GUARANTORS)

                             ASAT Holdings Limited
             (Exact Name of Registrant as Specified in Its Charter)

  Cayman   Same as indicated   c/o P.O. Box 309          Not           3674
  Islands     on cover of       Ugland House,        applicable      (Primary
  (State or  Registration    South Church Street       (I.R.S.       Standard
    other      Statement      George Town, Grand      Employer      Industrial
jurisdiction (Name, address         Cayman         Identification Classification
     of           and           Cayman Islands         Number)         Code
incorporation  telephone       (1-345) 949-8066                       Number)
     or         number           (Address and
organization) of agent for   telephone number of
                 service         Registrant's
               of process)   principal executive
                                   office)

                                  ASAT Limited
             (Exact Name of Registrant as Specified in Its Charter)

 Hong Kong      Same as           14th Floor             Not           3674
  (State or  indicated on      138 Texaco Road       applicable      (Primary
    other      cover of         Tsuen Wan, New         (I.R.S.       Standard
jurisdiction Registration        Territories          Employer      Industrial
     of        Statement          Hong Kong        Identification Classification
incorporation   (Name,         (011)(852) 2408-        Number)         Code
     or       address and            7811                             Number)
organization)  telephone         (Address and
               number of     telephone number of
               agent for         Registrant's
                service      principal executive
              of process)          office)

                                   ASAT, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                Same as         46335 Landing        77-0202559        3674
California   indicated on          Parkway             (I.R.S.       (Primary
  (State or    cover of      Fremont, California      Employer       Standard
    other    Registration           94338          Identification   Industrial
jurisdiction   Statement        United States          Number)    Classification
     of         (Name,          (510) 249-1222                         Code
incorporation address and        (Address and                         Number)
     or        telephone     telephone number of
organization)  number of         Registrant's
               agent for     principal executive
                service            office)
              of process)

                                Timerson Limited
             (Exact Name of Registrant as Specified in Its Charter)

 Hong Kong      Same as           14th Floor             Not           3674
  (State or  indicated on      138 Texaco Road       applicable      (Primary
    other      cover of         Tsuen Wan, New         (I.R.S.       Standard
jurisdiction Registration        Territories          Employer      Industrial
     of        Statement          Hong Kong        Identification Classification
incorporation   (Name,         (011)(852) 2408-        Number)         Code
     or       address and            7811                             Number)
organization)  telephone         (Address and
               number of     telephone number of
               agent for         Registrant's
                service      principal executive
              of process)          office)

                             ASAT (Cayman) Limited
             (Exact Name of Registrant as Specified in Its Charter)

                Same as        c/o P.O. Box 309          Not           3674
  Cayman     indicated on       Ugland House,        applicable      (Primary
  Islands      cover of      South Church Street       (I.R.S.       Standard
  (State or  Registration     George Town, Grand      Employer      Industrial
    other      Statement            Cayman         Identification Classification
jurisdiction    (Name,          Cayman Islands         Number)         Code
     of       address and      (1-345) 949-8066                       Number)
incorporation  telephone         (Address and
     or        number of     telephone number of
organization)  agent for         Registrant's
                service      principal executive
              of process)          office)

The purpose of this Amendment No. 3 is to file information not previously filed with the Commission as Exhibits 99.1, 99.2, 99.3 and 99.5.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers and Managers.

 The Issuer

  Section 18-108 of Subchapter I of the Delaware Limited Liability Company Act provides: Subject to standards and restrictions set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

  Section 4.3 of Article IV of the Limited Liability Company Operating Agreement of ASAT (Finance) LLC provides: The Company shall indemnify and hold harmless the Managers and their agents from and against all claims and demands whatsoever against, and for all costs, losses, liabilities, damages and expenses (including attorneys' fees) paid or accrued by, the Managers or their agents in connection with the business of the Company, to the fullest extent provided or allowed by the laws of the State. The satisfaction of any indemnification and any holding harmless shall be from and limited to Company Property. Such right of indemnification shall be subordinate and junior in right of payment to the payment of other debts of the Company.

The Guarantors

 ASAT Holdings Limited

  Article 133 of the Restated Articles of Association of ASAT Holdings Limited provides that every director, manager, officer and to a certain extent, auditor, shall be indemnified out of the funds of ASAT Holdings Limited against all liabilities incurred from defending any proceedings, whether civil or criminal, in which judgement is given in his favor, or which he is acquitted, or in connection with any application under the statute in which relief from liability is granted to him by the court.

 ASAT (Cayman) Limited

  Article 123 of the Articles of Association of ASAT (Cayman) Limited provides that every director, officer or trustee of ASAT (Cayman) Limited shall be indemnified out of the assets of ASAT (Cayman) Limited against any costs, charges, expenses, loss or liability incurred by him in or about the execution of or otherwise in relation to his office except those incurred or sustained by or through the own willful neglect or default respectively.

 ASAT Limited

  ASAT Limited is a company incorporated under the laws of Hong Kong. Section 165 of the Companies Ordinance of Hong Kong contains a general prohibition against a company indemnifying its officers against any liability for negligence, default, breach of duty or breach of trust, except for legal costs incurred in defending proceedings in which judgment is given in the officer's favor or in which the officer is acquitted or where relief is granted under
Section 358 of the Companies Ordinance. Section 358 empowers the court to grant relief in certain circumstances to officers of a company in proceedings for negligence, breach of duty or breach of trust against such officer.

  Article 137 of ASAT Limited's Articles of Association provides that every director, managing director, agent, auditor, secretary and other officer shall be indemnified out of the assets of ASAT Limited against any liability incurred by him in relation to ASAT Limited in defending proceedings, whether civil or criminal, in which judgment is given in his favor or in which he is acquitted or in connection with an application under
Section 358 of the Companies Ordinance in which relief is granted to him by the court.

 Timerson Limited

  Sections 165 and 358 of the Companies Ordinance of Hong Kong provide for indemnification of directors and officers under certain circumstances. See "-- ASAT Limited" above.

  Article 144 of the Articles of Association of Timerson Limited provides that, subject to the Companies Ordinance of Hong Kong, every director and other officer of Timerson Limited (including an auditor) shall be indemnified out of the assets of Timerson Limited against any costs, charges, expenses, loss or liability incurred by him in or about the execution of or otherwise in relation to his office.

 ASAT, Inc

  Section 317 of the California Corporations Code provides for the indemnification of officers, directors and other corporate agents in terms sufficiently broad to indemnify such persons, under certain circumstances, for liabilities (including reimbursement of expense incurred) arising under the Securities Act.

  Section 204 of the California Corporations Code allows a corporation, subject to certain limitations, to eliminate the personal liability of a director of a corporation to the corporation or to any of its stockholders for monetary damages for a breach of fiduciary duty as a director. Corporations may not eliminate or limit the liability of a director for any act or omission occurring prior to the date when the provision becomes effective and they may not eliminate or limit the liability of an officer for any act or omission as an officer, notwithstanding that the officer is also a director or that his or her actions, if negligent or improper, have been ratified by the directors. Under Section 204, corporations may not eliminate or limit the liability of directors:


  (1) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law;

  (2) for acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;


  (3) for any transaction from which a director derived an improper personal benefit;

  (4) for acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders;


  (5) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders;


  (6) under Section 310 concerning contacts or transactions between the corporation and a director, or

  (7) under Section 316 concerning directors' liability for improper dividends, loans and guarantees.

  Section 5.1 of ASAT, Inc.'s Articles of Incorporation provides that ASAT, Inc. shall, to the maximum extent and in the manner permitted by the California Corporations Code, indemnify each of its directors and officers against costs and expenses incurred from any legal proceedings arising by reason that such person is or was an agent of the corporation.

Item 21. Exhibits and Financial Statement Schedules.

  (a) Exhibits

   Exhibits                             Description
   --------                             -----------
    1.1     Purchase Agreement, dated as of October 26, 1999, between ASAT
            Holdings Limited, ASAT (Finance) LLC, ASAT Limited and its other subsidiaries and Donaldson, Lufkin & Jenrette Securities
            Corporation and Chase Securities Inc.*

    3.1     Limited Liability Company Operating Agreement of ASAT (Finance)
            LLC.*
    3.2     Restated Memorandum and Articles of Association of ASAT Holdings
            Limited as adopted on July 14, 2000.*

    3.3 Memorandum and Articles of Association of VASTEARN Limited now incorporated under the name of ASAT Limited.*

    3.4     Articles of Association of ASAT, Inc.*

    3.5     Memorandum and Articles of Association of Timerson Limited.*

    3.6     Memorandum and Articles of Association of ASAT (Cayman) Limited.*

    4.1     Registration Rights Agreement dated as of October 29, 1999, between
            ASAT (Finance) LLC, ASAT Holdings Limited, ASAT Limited and its other subsidiaries and Donaldson, Lufkin & Jenrette Securities
            Corporation and Chase Securities Inc.*

    4.2     Indenture dated as of October 29, 1999, between ASAT (Finance) LLC,
            ASAT Holdings Limited and its subsidiaries, and The Chase Manhattan
            Bank, as trustee.*
    4.3     Form of the First Supplemental Indenture dated as of August   ,
            2000.*

    4.4     Form of New Note.*

    5.1 Opinion of Milbank, Tweed, Hadley & McCloy LLP regarding the validity of the 12 1/2% Senior Notes being registered.*
    5.2 Opinion of counsel of ASAT, Inc. regarding the validity of the guarantee of the 12 1/2% Senior Notes being registered.*
    5.3 Opinion of Maples and Calder Asia regarding the validity of the guarantee of the 12 1/2% Senior Notes being registered.*
    5.4 Opinion of Slaughter and May regarding the validity of the guarantee of the 12 1/2% Senior Notes being registered.*

    8.1 Opinion of Milbank, Tweed, Hadley & McCloy LLP regarding tax matters.*
   10.1     Amended and Restated Shareholders Agreement among Asia Opportunity
            Fund, L.P., Chase Asia Investment Partners II (Y) LLC, the Co-
            Investors listed therein, QPL International Holdings Limited, The
            Industrial Investment Company Limited, QPL (US) Inc. (formerly
            Worltek International, Ltd.) and ASAT Holdings Limited, dated as of
            July 14, 2000.*
   10.2     Shared Costs and Services Agreement among ASAT Limited, QPL
            International Holdings Limited and QPL Limited, dated October 5,
            1999.*
   10.3     Lease Agreement among Sanwah Group Limited and ASAT Limited, dated
            October 29, 1999.*
   10.4     Agreement among ASAT, S.A., QPL International Holdings Limited,
            ASAT (Cayman) Limited, ASAT Limited and ASAT, Inc. dated October
            29, 1999 regarding sales agency and option to purchase ASAT, S.A.*

   10.5     Agreement for Sale and Purchase between Motorola Semiconductors
            Hong Kong Limited and ASAT Limited dated March 9, 2000 regarding purchase of new facility in Hong Kong.+

   10.6     Amended and Restated Co-Investment Agreement among Asia Opportunity
            Fund, L.P., Chase Asia Investment Partners II (Y) LLC and the Co-
            Investors listed therein dated as of July 14, 2000.*

   10.7     Indemnity Agreement dated July 14, 2000 among Chase Asia Investment
            Partners II (Y) LLC, Asia Opportunity Fund, L.P., Orchid Hong Kong
            Investment Holdings, Reservoir-Olympus II, L.P., Olympus Capital
            Asia, L.P., Olympus Capital Asia Offshore, L.P., Olympus Holdings,
            L.P., Olympus-ASAT I, L.L.C., Olympus-ASAT II, L.L.C., The
            Industrial Investment Company Limited and ASAT Holdings Limited.*

   Exhibits                            Description
   --------                            -----------
   12.1     Computation of Ratio of Earnings to Fixed Charges.*

   23.1     Consent of Deloitte Touche Tohmatsu.*

   23.2 Consent of Milbank, Tweed, Hadley & McCloy (included in the opinions filed as Exhibit 5.1 and Exhibit 8.1 hereto).*

   24.1     Power of Attorney.*

   24.2     Powers of Attorney.*

   25.1     Statement of Eligibility of the Trustee.*

   99.1     Form of Letter of Consent and Transmittal.

   99.2     Form of Notice of Guaranteed Delivery.
   99.3     Form of Letter to Brokers, Dealers, Commercial Banks, Trust
            Companies and Other Nominees regarding the Exchange Offering.
   99.4     Form of Letter to Clients of Brokers, Dealers, Commercial Banks,
            Trust Companies and Other Nominees regarding the Exchange
            Offering.*

   99.5     Form of Exchange Agency Agreement.

---------------------
*  Previously filed.

+ Incorporated herein by reference to registration statement on Form F-1 (Registration No. 333-12124).

Item 22. Undertakings.

  The undersigned registrants hereby undertake:

  (1) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrants' annual report pursuant to
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
      1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (2) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

  (3) That every prospectus: (i) that is filed pursuant to paragraph (2) immediately preceding, or (ii) that purports to meet the requirements of Section 10 (a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (4) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, ASAT (Finance) LLC has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on October 12, 2000.

                                              ASAT (Finance) LLC

                                                   /s/ Jerry Lee
                                              By: _____________________________
                                                 Name: Jerry Lee
                                                 Title:  Manager

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on October 12, 2000.

                  Signature                                             Title
                  ---------                                             -----
                /s/ Jerry Lee                                          Manager
---------------------------------------
                  Jerry Lee

                      *                                                Manager
---------------------------------------
                 Andrew Liu

   /s/ Jerry Lee
*By: __________________
  Jerry Lee
  Attorney-in-Fact

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, ASAT Holdings Limited has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on October 12, 2000.

                                              ASAT Holdings Limited

                                              By: /s/ Jerry Lee
                                                 ------------------------------
                                                 Name: Jerry Lee
                                                 Title: Chief Executive
                                                 Officer and Director

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on October 12, 2000.

                  Signature                                   Title
                  ---------                                   -----

                /s/ Jerry Lee                  Chief Executive Officer and Director
---------------------------------------
                  Jerry Lee

                      *                              Chief Financial Officer
---------------------------------------
         J. Stanley Baumgartner, Jr

                                                         Finance Director
                      *                           (principal accounting officer)
---------------------------------------
                 Arthur Tsui

                      *                               Director and Chairman
---------------------------------------
                 Andrew Liu

                      *                                      Director
---------------------------------------
                 Li Tung Lok

                      *                                      Director
---------------------------------------
                Lawrence Miao

                                                             Director
---------------------------------------
               Gordon Campbell

                                                             Director
---------------------------------------
                 Maura Wong

                  Signature                                            Title
                  ---------                                            -----

                      *                                               Director
----------------------------------------
                Edward Cheng

                      *                                               Director
----------------------------------------
                 Henry Cheng

                      *                                               Director
----------------------------------------
                Joseph Martin

    /s/ Jerry Lee
*By: __________________

  Jerry Lee
  Attorney-in-Fact

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, ASAT Limited has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on October 12, 2000.

                                              ASAT Limited

                                                   /s/ Jerry Lee
                                              By: _____________________________
                                                 Name:Jerry Lee
                                                 Title: Chief Executive
                                                 Officer and Director

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on October 12, 2000.

                 Signatures                                   Title
                 ----------                                   -----
                /s/ Jerry Lee                  Chief Executive Officer and Director

---------------------------------------
                  Jerry Lee
                      *                              Chief Financial Officer

---------------------------------------
         J. Stanley Baumgartner, Jr
                                                         Finance Director
                      *                           (principal accounting officer)

---------------------------------------
                 Arthur Tsui
                      *                                      Director

---------------------------------------
                 Andrew Liu
                      *                                      Director

---------------------------------------
                 Li Tung Lok
                      *                                      Director

---------------------------------------
                Joseph Martin

    /s/ Jerry Lee
*By: __________________
  Jerry Lee
  Attorney-in-Fact

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, ASAT, Inc. has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on October 12, 2000.

                                              ASAT, Inc.

                                                   /s/ Jerry Lee
                                              By: _____________________________
                                                 Name:Jerry Lee
                                                 Title: Director

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on October 12, 2000.

                 Signatures                                 Title
                 ----------                                 -----
                                                 Principal executive officer

---------------------------------------
                 James Healy
                                               Principal financial officer and
                      *                         principal accounting officer

---------------------------------------
                 Fe Maliwat
                /s/ Jerry Lee                             Director

---------------------------------------
                  Jerry Lee

    /s/ Jerry Lee
*By: __________________
  Jerry Lee
  Attorney-in-Fact

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, Timerson Limited has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on October 12, 2000.

                                              Timerson Limited

                                                   /s/ Jerry Lee
                                              By: _____________________________
                                                 Name: Jerry Lee
                                                 Title: Director

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on October 12, 2000.

                 Signatures                                            Title
                 ----------                                            -----
                /s/ Jerry Lee                                         Director

---------------------------------------
                  Jerry Lee
                      *                                               Director

---------------------------------------
                Joseph Martin
                      *                                               Director

---------------------------------------
                 Andrew Liu

  /s/ Jerry Lee
*By: __________________
  Jerry Lee
  Attorney-in-Fact

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, ASAT (Cayman) Limited has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on October 12, 2000.

                                              ASAT (Cayman) Limited

                                                   /s/ Jerry Lee
                                              By: _____________________________
                                                 Name: Jerry Lee
                                                 Title: Director

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on October 12, 2000.

                 Signatures                                            Title
                 ----------                                            -----
                /s/ Jerry Lee                                         Director

---------------------------------------
                  Jerry Lee
                      *                                               Director

---------------------------------------
                Joseph Martin

  /s/ Jerry Lee
*By: __________________
  Jerry Lee
  Attorney-in-Fact

                           AUTHORIZED REPRESENTATIVE

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the undersigned in the capacity indicated on October 12, 2000.

                    Name                                          Capacity
                    ----                                          --------
                                               Director of ASAT, Inc., Authorized
                                               Representative of ASAT Holdings Limited, ASAT
                                               Limited, Timerson Limited, ASAT (Cayman)
                /s/Jerry Lee                   Limited

---------------------------------------
                  Jerry Lee

                               INDEX TO EXHIBITS

  Certain of the following documents are filed herewith. Certain other of the following documents are to be filed with the Securities and Exchange commission by amendment.

   Exhibits                             Description
   --------                             -----------
    1.1     Purchase Agreement dated as of October 26, 1999, between ASAT
            Holdings Limited, ASAT (Finance) LLC, ASAT Limited and its other subsidiaries and Donaldson, Lufkin & Jenrette Securities
            Corporation and Chase Securities Inc.*

    3.1     Limited Liability Company Operating Agreement of ASAT (Finance)
            LLC.*

    3.2     Restated Memorandum and Articles of Association of ASAT Holdings
            Limited as adopted on July 14, 2000.*

    3.3 Memorandum and Articles of Association of VASTEARN Limited now incorporated under the name of ASAT Limited.*

    3.4     Articles of Association of ASAT, Inc.*

    3.5     Memorandum and Articles of Association of Timerson Limited.*

    3.6     Memorandum and Articles of Association of ASAT (Cayman) Limited.*

    4.1     Registration Rights Agreement dated as of October 29, 1999, between
            ASAT (Finance) LLC, ASAT Holdings Limited, ASAT Limited and its other subsidiaries and Donaldson, Lufkin & Jenrette Securities
            Corporation and Chase Securities Inc.*

    4.2     Indenture dated as of October 29, 1999, between ASAT (Finance) LLC,
            ASAT Holdings Limited and its subsidiaries, and The Chase Manhattan
            Bank, as trustee.*

    4.3     Form of the First Supplemental Indenture dated as of August    ,
            2000.*

    4.4     Form of New Note.*

    5.1 Opinion of Milbank, Tweed, Hadley & McCloy LLP regarding the validity of the 12 1/2% Senior Notes being registered.*

    5.2 Opinion of counsel of ASAT, Inc. regarding the validity of the guarantee of the 12 1/2% Senior Notes being registered.*
    5.3 Opinion of Maples and Calder Asia regarding the validity of the guarantee of the 12 1/2% Senior Notes being registered.*

    5.4 Opinion of Richards Butler regarding the validity of the guarantee of the 12 1/2% Senior Notes being registered.*
    8.1     Opinion of Milbank, Tweed, Hadley & McCloy regarding tax matters.*

   10.1     Amended and Restated Shareholders Agreement among Asia Opportunity
            Fund, L.P., Chase Asia Investment Partners II (Y) LLC, the Co-
            Investors listed therein, QPL International Holdings Limited, The
            Industrial Investment Company Limited, QPL (US) Inc. (formerly
            Worltek International, Ltd.) and ASAT Holdings Limited, dated as of
            July 14, 2000.*

   10.2     Shared Costs and Services Agreement among ASAT Limited, QPL
            International Holdings Limited and QPL Limited, dated October 5,
            1999.*

   10.3     Lease Agreement among Sanwah Group Limited and ASAT Limited, dated
            October 29, 1999.*

   10.4     Agreement among ASAT, S.A., QPL International Holdings Limited,
            ASAT (Cayman) Limited, ASAT Limited and ASAT, Inc. dated October
            29, 1999 regarding sales agency and option to purchase ASAT, S.A.*

   10.5     Agreement for Sale and Purchase between Motorola Semiconductors
            Hong Kong Limited and ASAT Limited dated March 9, 2000 regarding purchase of new facility in Hong Kong.+


   Exhibits                             Description
   --------                             -----------
   10.6     Amended and Restated Co-Investment Agreement among Asia Opportunity
            Fund, L.P., Chase Asia Investment Partners II (Y) LLC and the Co-
            Investors listed therein dated as of July 14, 2000.*

   10.7     Indemnity Agreement dated July 14, 2000 among Chase Asia Investment
            Partners II (Y) LLC, Asia Opportunity Fund L.P., Orchid Hong Kong
            Investment Holdings, Reservoir-Olympus II, L.P., Olympus Capital
            Asia, L.P., Olympus Capital Asia Offshore, L.P., Olympus Holdings,
            L.P., Olympus-ASAT I, L.L.C., Olympus-ASAT II, L.L.C., The
            Industrial Investment Company Limited and ASAT Holdings Limited.*

   12.1     Computation of Ratio of Earnings to Fixed Charges.*

   23.1     Consent of Deloitte Touche Tohmatsu.*

   23.2 Consent of Milbank, Tweed, Hadley & McCloy (included in the opinions filed as Exhibit 5.1 and Exhibit 8.1 hereto).*

   24.1     Power of Attorney.*

   24.2     Powers of Attorney.*

   25.1     Statement of Eligibility of the Trustee.*
   99.1     Form of Letter of Consent and Transmittal.

   99.2     Form of Notice of Guaranteed Delivery.


   99.3     Form of Letter to Brokers, Dealers, Commercial Banks, Trust
            Companies and Other Nominees regarding the Exchange Offering.

   99.4     Form of Letter to Clients of Brokers, Dealers, Commercial Banks,
            Trust Companies and Other Nominees regarding the Exchange
            Offering.*
   99.5     Form of Exchange Agency Agreement.

---------------------
*  Previously filed.

+ Incorporated herein by reference to registration statement on Form F-1 (Registration No. 333-12124).


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